                                                                 EXHIBIT 99.1

                [LOGO]  BLACKROCK

CONTACTS:

Paul L. Audet:  (212) 409-3555
                invrel@blackrock.com


                BlackRock, Inc. Announces Third Quarter Results

New York, New York - October 20, 1999, BlackRock, Inc. (NYSE: BLK) today reported earnings for the third quarter ended September 30, 1999 of $16.2 million or $.30 per diluted share. Net income for the quarter was benefited by approximately $1 million from non-recurring advisory and performance fees net of related expenses, including liquidation of the BlackRock Asset Investors ("BAI") fund. Reported earnings for the third quarter of 1998 were $8.8 million or $.16 per diluted share.


On October 1, 1999 BlackRock completed an initial public offering of 9 million shares of Class A common stock at $14 per share. Pro-forma diluted earnings per share, after giving effect to the 9 million shares and the use of net proceeds to pay down debt, was $.27 as compared to $.15 for the third quarter of 1998.

"I'm very pleased with our third quarter performance, as the Company continued to generate superior year-to-year growth in operating income and earnings combined with solid investment performance for our clients," said Laurence D. Fink, Chairman and Chief Executive Officer. "With our initial public offering behind us, we look forward to building shareholder value by increasing BlackRock's institutional fixed income business, expanding our institutional equity products and broadening the marketing of our risk management products."

Third Quarter Highlights

* Operating revenues were $100.1 million, a 27.4% increase from the $78.6 million earned in the third quarter of 1998.

* Separate account advisory fees, including alternative products, were $39.1 million compared to $25.7 million for the third quarter of 1998, a 52.1% increase.

* Operating income was $30.7 million, a 56.6% increase from third quarter 1998 results of $19.6 million.

* BlackRock's operating margin, excluding BAI and after deducting fund administration and servicing costs paid to PNC affiliates from operating revenues, was 39.0% compared to 32.8% for the third quarter of 1998.

* Assets under management rose to a record $148.1 billion as compared to $141.8 billion at June 30, 1999 and $130.6 billion at December 31, 1998.

* BlackRock continued to attract new clients and new assets, with net new business for the third quarter and first nine months of 1999 of $6.4 billion and $18.1 billion, respectively.


Year To Date Results

Net income was $42.2 million or $.77 per diluted share for the nine months ended September 30, 1999 as compared to $22.6 million or $.43 per diluted share for the comparable period of 1998. Revenue growth for 1999 was strong across all product categories, particularly separate accounts, which rose 62.2% from $68.1 million for the first nine months of 1998 to $110.5 million for 1999. Other income, which largely reflects BlackRock's risk management revenues, increased 57.2% from $9.9 million for the first nine months of 1998 to $15.5 million for 1999. Operating income for the nine months ended September 30, 1999 of $81.3 million reflected a $28.8 million, or 54.7%, increase from the $52.5 million earned in the first nine months of 1998. Operating margin, exclusive of BAI operating results, for the first nine months of 1999 was 36.5% as compared to 29.5% for the first nine months of 1998.

About BlackRock BlackRock is one of the largest publicly traded investment management firms in the United States with $148.1 billion of assets under management as of September 30, 1999. BlackRock manages assets on behalf of more the 3,000 institutions and 150,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the Company's flagship fund families, BlackRock Funds and Provident Institutional Funds. In addition, risk management and advisory services are provided to a growing number of large institutional fixed income investors. BlackRock is a majority-owned subsidiary of PNC Bank Corp. (NYSE:
PNC).

About PNC PNC Bank Corp. is one of the largest diversified financial services organizations in the United States. Its major businesses include PNC Regional Bank, PNC Institutional Bank, PNC Advisors, PNC Mortgage, PNC Secured Finance, PFPC Worldwide and BlackRock.

This press release contains forward-looking statements with respect to financial performance and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and the Company assumes no duty to update forward-looking statements. Assumptions or factors underlying these forward-looking statements include, but are not limited to, the performance of financial markets, the investment performance of BlackRock's sponsored investment products and separately managed accounts, government regulations including tax law changes, competitive conditions, future acquisitions, the impact, extent and timing of technological changes, the ability of the Company and others to remediate Year 2000 concerns, and the general economic environment. Changes in these assumptions or other factors could cause actual results to differ materially from those contained in these forward-looking statements.

                                BlackRock, Inc.
                             Financial Highlights
                 (amounts in thousands, except per share data)
                                  (unaudited)

Three Months Ended September 30,
                                                                  1999             1998               %
                                                        ---------------  ---------------     ----------
Operating Revenues                                         $   100,107      $    78,571           27.4%
Operating Expenses                                              69,449           58,994           17.7%
Operating Income                                                30,658           19,577           56.6%
Net Income                                                      16,223            8,790           84.6%
Diluted earnings per share                                        0.30             0.16           87.5%
Pro-forma Diluted earnings per share (a)                          0.27             0.15           80.0%
Diluted cash earnings per share (b)                               0.34             0.20           70.0%
Pro-forma Diluted cash earnings per share (a) (b)                 0.31             0.19           63.2%
Average Diluted Shares Outstanding                          54,850,506       54,982,635           -0.2%
EBITDA (c)                                                      35,867           23,213           54.5%
Operating Margin (d)                                              39.0%            32.8%

Nine Months Ended September 30,
                                                                  1999             1998               %
                                                           -----------      -----------      ----------
Operating Revenues                                         $   280,199      $   209,823           33.5%
Operating Expenses                                             198,915          157,286           26.5%
Operating Income                                                81,284           52,537           54.7%
Net Income                                                      42,208           22,638           86.4%
Diluted earnings per share                                        0.77             0.43           79.1%
Pro-forma Diluted earnings per share (a)                          0.71             0.42           69.0%
Diluted cash earnings per share (b)                               0.90             0.56           60.7%
Pro-forma Diluted cash earnings per share (a) (b)                 0.83             0.54           53.7%
Average Diluted Shares Outstanding                          54,938,108       53,243,963            3.2%
EBITDA ( c )                                                    97,240           63,456           53.2%
Operating Margin (d)                                              36.5%            29.5%

(a) Based on adjusting net income to reflect the after-tax interest expense benefit of retiring $115 million of debt (net IPO proceeds) with weighted average common shares increased by 9 million.
(b) Net income plus goodwill amortization for the period divided by weighted average shares outstanding.
(c)  Earnings before interest, taxes, depreciation and amortization
(d) Operating income adjusted for BAI results divided by operating revenues less BAI revenue and fund administration and servicing costs - affiliates.

                                                     BLACKROCK,INC
                                      CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                    (Dollar amounts in thousands, except share data)
                                                      (unaudited)

                                                Three Months Ended                     Nine Months Ended
                                                ------------------                     -----------------
                                           Sept. 30,     Sept. 30,                   Sept. 30,     Sept. 30,
                                              1999          1998      % Change         1999          1998       % Change
                                          ------------  ------------   --------   -----------   ------------    ---------

Revenue
Investment advisory and administration
 fees
    Mutual funds                           $    61,665   $    47,671       29.4%   $   161,302   $   115,073       40.2%
    Separate accounts                           39,141        25,720       52.2%       110,475        68,096       62.2%
    BAI                                         -5,018         1,037         NM         -7,072        16,798         NM
Other income                                     4,319         4,143        4.2%        15,494         9,856       57.2%
                                        ----------------------------             ---------------------------
Total revenues                                 100,107        78,571       27.4%       280,199       209,823       33.5%
                                        ----------------------------             ---------------------------

Expenses
Employee compensation and benefits              35,172        26,452       33.0%       101,135        77,296       30.8%
BAI incentive compensation                      -3,894           432         NM         -5,387        10,764         NM
Fund administration and servicing costs
 - affiliates                                   23,723        19,715       20.3%        60,058        35,370       69.8%
General and administration                      12,035         9,982       20.6%        35,869        26,616       34.8%
Amortization of goodwill                         2,413         2,413        0.0%         7,240         7,240        0.0%
                                        ----------------------------             ---------------------------
Total Expenses                                  69,449        58,994       17.7%       198,915       157,286       26.5%
                                        ----------------------------             ---------------------------

Operating Income                                30,658        19,577       56.6%        81,284        52,537       54.7%

Non-operating income (expense)
Interest and dividend income                       918           416      120.7%         2,211         1,481       49.3%
Interest expense - affiliates                   -3,116        -3,208       -2.9%       -10,237       -10,789       -5.1%
                                        ----------------------------             ---------------------------
                                                -2,198        -2,792      -21.3%        -8,026        -9,308      -13.8%

Income before income taxes                      28,460        16,785       69.6%        73,258        43,229       69.5%
Income Taxes                                    12,237         7,995       53.1%        31,050        20,591       50.8%
                                        ----------------------------             ---------------------------
Net Income                                 $    16,223   $     8,790       84.6%   $    42,208   $    22,638       86.4%
                                        ============================             ===========================

Earnings per share
    Basic                                         0.30          0.16       87.5%          0.77          0.43       79.1%
    Diluted                                       0.30          0.16       87.5%          0.77          0.43       79.1%
Weighted average shares outstanding
    Basic                                   54,675,353    54,807,482                54,762,955    53,068,810
    Diluted                                 54,850,506    54,982,635                54,938,108    53,243,963


    NM - Not Meaningful

                                BLACKROCK, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                                           September 30,           December 31,
                                                                               1999                    1998
                                                                               ----                    ----
Assets
Cash and cash equivalents                                                      $158,519             $113,450
Accounts Receivable                                                              59,514              106,210
Investments                                                                       2,494                2,515
Property and equipment, net                                                      18,684               12,252
Goodwill                                                                        196,671              203,910
Other assets                                                                      7,534                2,447
                                                                     -------------------   ------------------
Total assets                                                                   $443,416             $440,784
                                                                     ===================   ==================

Liabilities and stockholders' equity
Note and loan to affiliates                                                     153,200              197,000
Accrued compensation                                                            104,177              110,329
Accounts payable and accrued liabilities                                         35,080               25,280
Other liabilities                                                                 2,552                1,984
                                                                     -------------------   ------------------
Total liabilities                                                               295,009              334,593

Stockholders' equity                                                            148,407              106,191
                                                                     -------------------   ------------------
Total liabilities and stockholders' equity                                     $443,416             $440,784
                                                                     ===================   ==================

                                BLACKROCK, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                                          Nine months ended September 30,
                                                                          ------------------------------
                                                                               1999             1998
                                                                               ----             ----
Cash flows from operating activities
Net income                                                                      $42,208         $ 22,638
Adjustments to reconcile net income to net cash provided from (used in)
   operating activities:
     Depreciation and amortization                                               13,745            9,438
     Discount on issuance of restricted stock                                         0            1,737
     Changes in operating assets and liabilities:
        Decrease (increase) in accounts receivable                               46,696          (17,236)
        Decrease (increase) in receivable from affiliate                           (988)           1,632
        (Increase) in other assets                                               (4,099)            (334)
        Increase (decrease) in accrued compensation                              (6,152)           8,060
        Increase in accounts payable and accrued liabilities                     10,799            8,787
        (Decrease) in accrued interest payable to affiliates                       (999)          (1,364)
        Increase (decrease) in other liabilities                                    568             (150)
                                                                       ----------------------------------
Cash provided from operating activities                                         101,778           33,208

Cash flows from investing activities
Purchase of property and equipment                                              (12,938)          (5,133)
(Purchase) / sale of investments                                                   (171)           1,907
                                                                       ----------------------------------
Cash used by investing activities                                               (13,109)          (3,226)

Cash flows from financing activities
(Net repayment of) note and loan payable to affiliates                          (43,800)         (95,504)
Issuance of restricted stock                                                          0           34,214
Capital contribution from PNC                                                         0            2,063
Purchase of treasury stock                                                         (550)            (200)
Reissuance of treasury stock                                                        750                0
Dividend of intercompany allocations                                                  0           (1,634)
Dividends to PNC                                                                      0          (12,300)
                                                                       ----------------------------------
Cash used in financing activities                                               (43,600)         (73,361)

Net increase (decrease) in cash and cash equivalents                             45,069          (43,379)
Cash and cash equivalents, beginning of period                                  113,450           69,085
                                                                       ----------------------------------
Cash and cash equivalents, end of period                                       $158,519         $ 25,706
                                                                       ==================================
Supplemental disclosures
Cash paid for interest                                                          $11,236         $ 12,006
Cash paid for income taxes                                                      $26,570         $ 13,420

                                BlackRock, Inc.
                            Assets Under Management
                                ($ in millions)


                     Three Months Ended September 30, 1999


                                                Separate          Mutual
                                                Accounts           Funds            Total
                                             ---------------  ---------------  ---------------
Beginning of period                                  $83,001          $58,800         $141,801

Net subscriptions (redemptions)                        5,865              549            6,414
Market appreciation (depreciation)                       164             -277             -113
                                           ---------------------------------------------------

Ending assets under management                       $89,030          $59,072         $148,102
                                           ===================================================

                                               Nine Months Ended September 30, 1999


                                                Separate          Mutual
                                                Accounts           Funds            Total
                                             ---------------  ---------------  ---------------
Beginning of period                                  $69,112          $61,530         $130,642

Net subscriptions (redemptions)                       21,370           -3,293           18,077
Market appreciation (depreciation)                    -1,452              835             -617
                                           ---------------------------------------------------

Ending assets under management                       $89,030          $59,072         $148,102
                                           ===================================================